Leases (Details)	12 Months Ended
Dec. 31, 2020
Leases Abstract
Operating leases term, description	The Company’s leases have remaining lease terms ranging from less than 1 year to 30 years, some of which include options to extend the lease for up to 5 years, and some of which include options to terminate the lease within 1 year.
Operating leases weighted average remaining lease term	3 years 73 days
Weighted average discount rate	5.00%